EXHIBIT 4.1

COMMON STOCK	COMMON STOCK
Number	Shares

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA	[LOGO]	THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY OR CRANFORD, NJ

DGSE Companies, Inc.

THIS CERTIFIES THAT IS THE RECORD HOLDER OF	CUSIP 23323G 10 6 SEE REVERSE FOR CERTAIN DEFINITIONS
FULLY PAID AND NON-ASSESSABLE COMMON STOCK OF THE PAR VALUE OF ONE CENT($.01) EACH OF

DGSE COMPANIES, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Certificate and the shares represented hereby are issued and shall be subject to all of the provision of the Certificate of Incorporation. This Certificate is hot valid unless countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal to be hereunto affixed.

/s/ President	[SEAL]	/s/ Secretary	Dated: COUNTERSIGNED AND REGISTERED: REGISTRAR AND TRANSFER COMPANY TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE

[LOGO]

DGSE Companies, Inc.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -	Custodian
TEN ENT -	as tenants by the entireties		(Cust) (Minor)
JT TEN -	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act
		UNIF TRF MIN ACT -	Custodian until age
(Cust)
under Uniform Transfers
(Minor)
to Minor's Act
(State)

Additional abbreviations may also be used through not in the above list.

FOR VALUES RECEIVED, ___________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint.

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________________________

NOTICE: THE SIGNATURES(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.	X _________________________ (Signature) X _________________________ (Signature)

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15

SIGNATURE(S) GUARANTEED BY: